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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): JULY 31, 1997

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                 (Exact name of registrant specified in charter)

        OHIO                  1-2299                        34-0117420
-------------------   ------------------------           -------------------
  (State or other     (Commission File Number)            (I.R.S. Employer
  jurisdiction of                                        Identification No.)
  incorporation)

     ONE APPLIED PLAZA, CLEVELAND, OHIO                            44115
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        (216) 426-4000
                                                         -------------------

                    3600 EUCLID AVENUE, CLEVELAND, OHIO 44115
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 1997, Applied Industrial Technologies, Inc. (the "Company") completed the acquisition, through merger (the "Merger"), of all of the assets and liabilities of INVETECH Company, a Michigan corporation ("Invetech"), pursuant to the terms of a Plan and Agreement of Merger, dated April 29, 1997, among the Company, Invetech and IC Acquisition Corp., an Ohio corporation and a wholly owned subsidiary of the Company ("Merger Sub").

         Invetech and its wholly owned subsidiaries, American Bearing and Power Transmission, Inc., a Michigan corporation, and Moore Bearing Company, a Michigan corporation (Invetech and its subsidiaries shall be referred to herein collectively as "Invetech") were primarily engaged in the distribution and sale of bearings, mechanical and electrical drive system products, industrial rubber products and specialty maintenance and repair products manufactured by others. Invetech purchased such products from over 100 major suppliers and resold them to a wide range of customers, including automotive companies, industrial plants, machine shops, mines, paper mills, textile mills, food processing plants, agricultural concerns and other enterprises.

         Invetech maintained approximately 27 owned and 67 leased properties, consisting of offices, branches, warehouses and corporate facilities. Invetech employed approximately 980 employees at these locations.

         Invetech's principal executive offices were located at 1400 Howard Street, Detroit, Michigan 48216 and its telephone number was (313) 963-6011.

         In connection with the Merger, all of the outstanding common stock of Invetech was exchanged for aggregate stock and cash consideration of 2,109,550 shares of common stock, without par value, of the Company and $23,444,996. The Company used its available funds and working capital facilities to pay the cash portion of the consideration pursuant to the Merger Agreement.

         The above descriptions of the assets acquired and the terms of the Merger are qualified in their entirety by reference to the information contained in Registration Statement No. 333- 27801 on Form S-4, as amended, filed in connection with the Merger and declared effective on July 22, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(c) The information required by this item has been previously reported in the Company's Registration Statement on Form S-4 (File No. 333-27801), including the exhibits filed therewith, effective July 22, 1997, which Registration Statement is incorporated by reference herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                APPLIED INDUSTRIAL TECHNOLOGIES, INC.

                                (Registrant)

                                By: /s/ Fred D. Bauer
                                   -----------------------------------
                                   Fred D. Bauer
                                   Assistant General Counsel &
                                   Assistant Secretary

Dated:  August 14, 1997